EXHIBIT 99.1
CORE CORPORATE CONSULTING GROUP, INC.
AND SUBSIDIARY
Consolidated Financial Statements
December 31, 2008
(With Independent Auditors’ Report Thereon)

CORE CORPORATE CONSULTING GROUP, INC.
AND SUBSIDIARY

Independent Auditors’ Report
Board of Directors and Stockholders
Core Corporate Consulting Group, Inc.
and Subsidiary:
We have audited the accompanying consolidated balance sheet of Core Corporate Consulting Group, Inc. and Subsidiary (the Company) as of December 31, 2008, and the related consolidated statements of operations, stockholders’ equity and cash flows for the period from September 8, 2008 (date of inception) through December 31, 2008. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.
We conducted our audit in accordance with accounting principles generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Core Corporate Consulting Group, Inc. and Subsidiary as of December 31, 2008, and the results of their operations and their cash flows for the period from September 8, 2008 (date of inception) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Kirkland, Russ, Murphy & Tapp P.A.
Kirkland, Russ, Murphy & Tapp P.A.
Clearwater, Florida
April 6, 2009

CORE CORPORATE CONSULTING GROUP, INC.
AND SUBSIDIARY

December 31,
2008
Assets
Current assets:
Cash and cash equivalents	$503,392

Total current assets	503,392

Goodwill	25,000

Total assets	$528,392

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable and accrued liabilities	$149,412

Total current liabilities	149,412

Stockholders’ equity:
Preferred stock, $0.001 par value; authorized 20,000,000 shares, no shares issued and outstanding	—
Common stock Class A, $0.001 par value; authorized 150,000,000 shares, 5,800,000 issued and outstanding	5,800
Common stock subscribed — Class A	4,000
Common stock Class B, $0.001 par value; authorized 30,000,000 shares, 11,800,000 issued and outstanding	11,800
Additional paid-in-capital	1,516,500
Common stock subscriptions receivable	(1,000,000)
Accumulated deficit	(159,120)

Total stockholders’ equity	378,980

Total liabilities and stockholders’ equity	$528,392

See accompanying independent auditors’report and notes to consolidated financial statements.

CORE CORPORATE CONSULTING GROUP, INC.
AND SUBSIDIARY
Consolidated Statement of Operations
For the Period From September 8, 2008 (date of inception)
Through December 31, 2008

Operating revenues	$9,765

Costs and expenses:

General and administrative expenses	168,885

Loss from operations	(159,120)

Net loss	$(159,120)

See accompanying independent auditors’report and notes to consolidated financial statements.

CORE CORPORATE CONSULTING GROUP, INC.
AND SUBSIDIARY
Consolidated Statement of Stockholders’ Equity
For the Period From September 8, 2008 (date of inception)
Through December 31, 2008

						Additional	Common Stock		Total
	Common Stock A			Common Stock B		Paid-in	Subscriptions	Accumulated	Stockholder’s
	Shares	Amount	Subscribed	Shares	Amount	Capital	Receivable	Deficit	Equity

Balances, September 8, 2008 (date of inception)	—	$—	$—	—	$—	$—	$—	$—	$—

Net loss	—	—	—	—	—	—	—	(159,120)	(159,120)

Initial captialization and issuance to consultants	1,300,000	1,300	—	11,800,000	11,800	—	—	—	13,100
Common stock issued as considerations for purchase of DVI (see Note 1)	2,500,000	2,500	—	—	—	22,500	—	—	25,000

Issuance of common stock	2,000,000	2,000	—	—	—	498,000	—	—	500,000

Common stock subscription	4,000,000	—	4,000	—	—	996,000	(1,000,000)	—	—

Balances, December 31, 2008	9,800,000	$5,800	$4,000	11,800,000	$11,800	$1,516,500	$(1,000,000)	$(159,120)	$378,980

See accompanying independent auditors’report and notes to consolidated financial statements.

CORE CORPORATE CONSULTING GROUP, INC.
AND SUBSIDIARY
Consolidated Statement of Cash Flows
For the Period From September 8, 2008 (date of inception)
Through December 31, 2008

Cash flows from operating activities:
Net loss	$(159,120)
Adjustments to reconcile net loss to net cash provided by operating activities:
Reserve for uncollectible note receivable	18,000
Stock issued for consulting services	13,100
Changes in assets and liabilities:
Accounts payable and accrued liabilities	149,412

Net cash provided by operating activities	21,392

Cash flows from investing activities:
Note receivable	(18,000)

Net cash used in investing activities	(18,000)

Cash flows from financing activities:
Proceeds from issuance of common stock	500,000

Net cash provided by financing activities	500,000

Net increase in cash and cash equivalents	503,392

Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$503,392

Supplemental disclosures of cash flow information:
Non-cash investing and financing activities:
Stock issued to acquire business allocated to goodwill	$25,000

See accompanying independent auditors’report and notes to consolidated financial statements.

CORE CORPORATE CONSULTING GROUP, INC.
AND SUBSIDIARY
Notes to the Consolidated Financial Statements
December 31, 2008
(1) Description of the Company’s Business
Core Corporate Consulting Group, Inc. (the “Company” or “Core”) is a privately held corporation incorporated in September 2008 for the purpose of establishing traditional and non-traditional distribution channels to provide healthcare related services to targeted markets, such as the uninsured, the underinsured and underserved ethnic groups.
During November 2008, Core acquired a 100% interest in Direct Ventures International, Inc. (“DVI”), a privately held company formed in December 2007 and specializing in product sourcing and the marketing of products direct to consumers. Core issued 2,500,000 shares of its Class A Common Stock, par value $0.001 per share, to complete the acquisition. Core did not acquire any of the assets or liabilities of DVI and as such, the $25,000 purchase price was allocated entirely to goodwill. All the assets and liabilities of DVI on the acquisition date remained with the selling shareholder.
(2) Summary of Significant Accounting Policies
(a)	Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

(b)	Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

(c)	Revenue Recognition

The Company’s primary source of revenue during the period was commissions received on the sale of durable goods. Revenue is recognized when earned. Commissions are earned when the company completes a sale to a third party and the vendor delivers the goods to that third party.

(d)	Cash and Cash Equivalents

At December 31, 2008, cash and cash equivalents consist entirely of funds on deposit in checking accounts at major financial institutions. At times, amounts may exceed those insured by the Federal Deposit Insurance Corporation.

CORE CORPORATE CONSULTING GROUP, INC.
AND SUBSIDIARY
Notes to the Consolidated Financial Statements — Continued
(2) Summary of Significant Accounting Policies — Continued
(e)	Goodwill, net

Goodwill represents the cost in excess of the fair value of net assets acquired in purchase transactions. Pursuant to Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets,” goodwill is not amortized but is periodically evaluated for impairment, with decreases in carrying amount recognized immediately. No impairment loss was recorded during the period.

(f)	Income Taxes

The Company is a C Corporation and is required to pay income taxes on its taxable income. As a result, the Company accounts for income taxes using the asset and liability method. Under this method, deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates applied to taxable income. A valuation allowance is provided for the deferred income tax assets when it is more likely than not that the asset will not be realized. In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, which clarifies the accounting for uncertainty in income taxes recognized in an entity’s financial statements in accordance with FASB Statement No. 109 and prescribes a recognition threshold and measurement attributes for financial statement disclosure of tax positions taken or expected to be taken on a tax return. Under Interpretation 48, the impact of a tax position on the income tax return must be recognized when it is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than 50% likelihood of being sustained.

Additionally, Interpretation 48 provides guidance on derecognition, classification, interest and penalties, accounting in the interim periods, disclosure and transition. Interpretation 48 originally was effective for fiscal years beginning after December 15, 2006. On January 24, 2008, the FASB issued FASB Staff Position FIN 48-b, which generally provides a 1-year deferral of the effective date of Interpretation 48 for Nonpublic Enterprises. The Company meets the definition of a Nonpublic Enterprise for this purpose, which means the effective date of Interpretation 48 for the Company will be for the fiscal year beginning December 15, 2008. Management is currently evaluating the impact that Interpretation 48 will have on its financial statements, and does not expect a material adjustment to result from the adoption of Interpretation 48.

CORE CORPORATE CONSULTING GROUP, INC.
AND SUBSIDIARY
Notes to the Consolidated Financial Statements — Continued
(2) Summary of Significant Accounting Policies — Continued
(g)	Share-Based Payments

In December 2004, the Financial Accounting Standards Board issued SFAS No. 123(R), “Share-Based Payment”(SFAS 123(R)), which amends SFAS No. 123, “Accounting for Stock-Based Compensation.” SFAS 123(R) requires that all share-based payments to employees and non-employees, be accounted for at fair value.
(3) Notes Receivable, Net
During 2008, the Company advanced $18,000 to a vendor. Based on management’s best estimate of probable losses, it was determined that an allowance for the total amount of the advance at December 31, 2008 was necessary. The Company recorded a loss of $18,000 in relation to this advance, which is included in general and administrative expenses in the accompanying consolidated statement of operations.
(4) Accounts Payable and Accrued Liabilities
Accounts payable and accrued liabilities consist of the following at December 31, 2008:

Accrued legal and audit	$14,195
Accrued state taxes (non income)	496
Accrued payroll	80,429
Due to related party	54,292

Total accounts payable and accrued liabilities	$149,412

(5) Income Taxes
The Company has incurred a taxable loss for the period from September 8, 2008 (date of inception) through December 31, 2008 and has an net operating loss carry forward of approximately $119,000 at December 31, 2008. Management has determined that a valuation allowance is necessary to fully offset any deferred tax assets that the Company has associated with its net operating loss carry-forward.

CORE CORPORATE CONSULTING GROUP, INC.
AND SUBSIDIARY
Notes to the Consolidated Financial Statements — Continued
(6) Share-Based Payments to Non-Employees
The Company issued 1,300,000 and 11,800,000 shares of Class A and Class B Common Stock, respectively, to non-employees of the Company as payment for consulting services provided during the period from September 8, 2008 (date of inception) through December 31, 2008. This amount is included in general and administrative expenses in the accompanying consolidated statement of operations.
(7) Capital Stock
The Company has three classes of capital stock: Preferred Stock, Class A and Class B Common Stock. At December 31, 2008, the Company had no shares of Preferred Stock outstanding, 5,800,000 shares of Class A Common Stock outstanding and 11,800,000 shares of Class B Common Stock outstanding. Holders of Class A shares are entitled to one vote per share on all matters submitted to a vote of common shareholders, while holders of Class B are entitled to five votes per share. Otherwise, the rights of the Class A common stock and the Class B common stock are identical. Class B Common Stock is convertible into one share of Class A Common Stock at any time at the option of the holder.
On December 16, 2008, the Company entered into a subscription agreement with an accredited investor for the purchase of 4,000,000 shares Class A Common Stock for the aggregate consideration of $1,000,000. This transaction was closed on January 5, 2009. The company received $1,000,000 and issued a Class A Common Stock certificate for 4,000,000 shares to the investor.
(8) Related Party Transactions
The Company owes short term loan amounts to three directors of the Company at December 31, 2008 (see Note 4). The amounts consist of monies spent by the directors in the set-up of the business that have yet to be reimbursed at December 31, 2008. The loans are payable at the time the Company has sufficient funds to maintain its business. These balances are non-interest bearing.
(9) Commitments and Contingencies
The Company maintains employment agreements with certain key executives. These agreements are for a term of three years and provided for base levels of compensation and the payment of bonuses based on the operating performance of the Company, as determined by the Board of Directors.
(10) Subsequent Event
On January 16, 2009, Core entered into a Stock Purchase Agreement with Woodcliff Healthcare Investment Partners LLC (“Woodcliff”), a wholly-owned subsidiary of Hythiam, Inc. (“Hythiam”) and the largest stockholder of Comprehensive Care Corporation, a publicly held Delaware corporation (“CompCare”), pursuant to which Core purchased all 14,400 shares of Series A

CORE CORPORATE CONSULTING GROUP, INC.
AND SUBSIDIARY
Notes to the Consolidated Financial Statements — Continued
(10) Subsequent Event — Continued
Convertible Preferred Stock (“Series A Preferred Stock”) and all 1,739,130 shares of Common Stock of CompCare owned by Woodcliff for a total consideration of $1,500,000. The Series A Preferred Stock and the Common Shares collectively are referred to herein as the “Woodcliff Shares.” The Series A Preferred Stock purchased by Core represents 100% of the outstanding shares of Series A Preferred Stock of CompCare. On a fully-converted basis, the Woodcliff Shares represent approximately 49% of the outstanding shares of common stock of CompCare.
On January 20, 2009, the Company converted all its 14,400 shares of Series A Preferred stock in CompCare into 4,553,136 shares of CompCare’s Common stock. Following this conversion, Core held a total of 6,292,266 shares of Common stock in CompCare.
On January 20, 2009, the Company entered into an Agreement and Plan of Merger (the “Merger”) with CompCare. The Merger was accomplished by merging Core into CompCare’s wholly-owned subsidiary, CompCare Acquisition, Inc., with Core continuing as the surviving corporation and becoming a wholly-owned direct subsidiary of CompCare.
To accomplish the Merger, the Company’s stockholders exchanged all their capital stock for CompCare common stock and CompCare’s newly designated Series B-1 and Series B-2 Convertible Preferred Stock:
•	All 10,294,725 outstanding shares of the Company’s Class A Common Stock were exchanged for shares of CompCare common stock, par value $0.01 per share, on a one-for-one basis, and
•	Each outstanding share of the Company’s Class B Common Stock (aggregating 11,800,000 shares) was exchanged for (a) 0.000141949153 shares of CompCare’s Series B-1 Convertible Preferred Stock, par value $50.00 per share, and (b) 0.000225847458 shares of CompCare’s Series B-2 Convertible Preferred Stock, par value $50.00 per share. The exchange of Core Class B Common Stock resulted in the issuance of 1,675 CompCare Series B-1 Convertible Preferred shares and 2,665 CompCare Series B-2 Convertible Preferred shares.
In accordance with the Certificate of Designation of CompCare’s Series B-1 and B-2 Convertible Preferred Stock, the preferred shares will become convertible into other securities of CompCare upon the availability of authorized CompCare securities into which they could be converted. Such authorized securities will become available upon the effectiveness of an action by written consent of a majority of shareholders of CompCare to increase the number of authorized common and preferred shares, which is expected to become effective in April or May of 2009. A third series of CompCare’s preferred stock, Series C Convertible Preferred Stock, par value $50.00 per share, was also designated. The Series B-1 Convertible Preferred Stock will be convertible into an aggregate of 14,400 shares of Series C Convertible Preferred Stock at the rate of one share of Series B-1 Convertible Preferred Stock for 8.597015 shares of Series C Convertible Preferred Stock. The Series C Convertible Preferred Stock is in turn convertible into common stock of the Company at the rate of approximately 316.2767396 shares of CompCare common stock for each share of Series C Convertible Preferred Stock, or approximately 4,554,379 shares of CompCare common stock. The Series B-2 Convertible Preferred Stock will be convertible into an aggregate of 7,246,871 shares of CompCare common stock at a rate of one Series B-2 share for approximately

CORE CORPORATE CONSULTING GROUP, INC.
AND SUBSIDIARY
Notes to the Consolidated Financial Statements — Continued
2,719.273546 shares of CompCare common stock. Such conversion features are immediately available to the holders of the Series B-1 and B-2 shares after the effective date.
On February 27, 2009, the 6,292,266 shares of Common Stock held in CompCare were cancelled.